Exhibit 99.9

PLAN ADMINISTRATOR AGREEMENT

THIS PLAN ADMINISTRATOR AGREEMENT is made this ______ day of ______________________, 2006, by and between [______________________] (the “Initial Administrator”) and Adelphia Communications Corporation acting on behalf of [_________________________________] (the “Distribution Company”) and each of the Reorganized Debtors (as such term is defined in the Fourth Amended Joint Plan of Reorganization, dated as of November 21, 2005 (as the same may be modified or amended from time to time, the “Plan”)). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

WHEREAS, on the Commencement Date, voluntary petitions for reorganization under chapter 11 of the Bankruptcy Code were filed by the Debtors in the Bankruptcy Court; and

WHEREAS, the Plan contemplates that certain specified rights and powers of the Reorganized Debtors will be exercised in certain specified circumstances by and through the Distribution Company; and

WHEREAS, the rights and powers of the Distribution Company under the Plan shall be exercised by a plan administrator in his/her/its capacity as the sole officer and sole manager of the Distribution Company (in his/her/its capacity as such, the “Plan Administrator”);

WHEREAS, effective upon the Effective Date, the Debtors desire to appoint [________] to serve as the Initial Administrator under the Plan, and [________________] is willing to serve in such capacity, in each case upon the terms set forth herein and pursuant to the Plan;

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I.

PLAN ADMINISTRATOR’S ACCEPTANCE OF POSITION

1.1.          Acceptance.  The Initial Administrator accepts the appointment as Plan Administrator and agrees to observe and perform all duties and obligations imposed upon him by this Agreement, under the Plan and pursuant to the Confirmation Order..

1.2.          Independent Contractor.  The parties agree that during the term of this Agreement, the Plan Administrator shall be an independent contractor, and not an employee of the Distribution Company, within the meaning of all federal, state and local laws and regulations governing employment insurance, workers’ compensation, industrial accident, labor and taxes. In addition, the Plan Administrator shall not, by reason of this Agreement, acquire any rights under any benefit plan operated by the Distribution Company or its affiliates for the benefit of their employees, including (a) any pension or profit-sharing plans or (b) any “employee welfare plans” (as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended). The Parties acknowledge that the Plan Administrator may (but shall not be required

to) also serve as the Contingent Value Vehicle Trustee under the Contingent Value Vehicle Agreement.

ARTICLE II.

GENERAL OBLIGATIONS OF
THE PLAN ADMINISTRATOR

2.1.          General.  The Plan Administrator shall comply with, and shall cause the Distribution Company to comply with, the Plan and the Confirmation Order in connection with the performance of his duties hereunder and under the Plan. The Plan Administrator shall oversee the performance of the Purchase Agreements (including addressing Purchase Price (as defined in each of the Purchase Agreements) adjustments and related issues on behalf of the Reorganized Debtors) by the Reorganized Debtors and the day-to-day operation of the Reorganized Debtors and the Distribution Company.

2.2.          Establish Accounts.  On the Effective Date or as soon thereafter as practicable, the Plan Administrator shall establish one or more accounts into which shall be deposited all funds not required or permitted to be deposited into any other account, reserve or escrow pursuant to the Plan.

2.3.          Distributions.  Subject to Section 2.4 of this Agreement, the Plan Administrator shall cause the Distribution Company to make distributions on account of Allowed Claims and appropriate fees and expenses in accordance with and subject to the terms and conditions set forth in the Plan.

2.4.          Reserves and Escrows.  The Plan Administrator shall cause the Distribution Company to establish and maintain appropriate reserves (including the Debtor Group Reserves, the Reserved Cash, the Pre-Petition Tax Reserve and the Post-Petition Tax Reserve) in accordance with the Plan. The Plan Administrator shall represent the interests of the Debtors and the Reorganized Debtors in matters relating to the Transaction Escrows, including in connection with any claim asserted for indemnification or adjustment of the Purchase Price under the Purchase Agreements, and represent the Debtors, Reorganized Debtors and the Distribution Company in connection with the claims allowance process

2.5.          Investments.  Pursuant to the Plan, all Cash held by the Distribution Company and the Plan Administrator, shall be invested in accordance with Section 7.06 of the Plan or as otherwise permitted by a Final Order of the Bankruptcy Court.

2.6.          Liquidation of Assets.  In accordance with the Plan, the Plan Administrator shall, in the name of the Distribution Company, liquidate or otherwise dispose of the Distribution Company’s assets that do not constitute Plan Consideration in a manner reasonably calculated to maximize value for distribution to holders of Allowed Claims. The Plan Administrator shall operate and manage the Excluded Assets only to the extent necessary to preserve or enhance the liquidation value of the Excluded Assets.

2.7.          Books and Records.  The Plan Administrator shall maintain appropriate books and records. On the Effective Date, the Plan Administrator, on behalf of the Distribution

Company, shall take possession of such books and records of the Debtors and Reorganized Debtors (as applicable) (other than those constituting assets transferred in connection with a Sale Transaction) necessary for the resolution of Disputed Claims or otherwise useful or necessary to implement the Plan or this Agreement. Until the termination of this Agreement pursuant to Section 5.1 herein (the “Termination Date”), the Plan Administrator shall retain the books, records and files which shall have been delivered to or created by the Plan Administrator, the Distribution Company, the Reorganized Debtors or the Debtors. At any time after 180 days from the Termination Date the Plan Administrator may give written notice to the Bankruptcy Court, the Creditors Committees, the Contingent Value Vehicle and any parties in interest entitled to notice under the Confirmation Order that it intends to destroy the books, records and files of the Debtors and the Distribution Company. If, within 20 days thereafter, one of those parties-in-interest advises the Plan Administrator in writing that it objects to the proposed destruction of such books, records and files and such party-in-interest undertakes to pay the costs and expenses of transfer, then the Plan Administrator shall transfer the records to such party as may be directed by the Bankruptcy Court. If no such party-in-interest makes a timely objection to the proposed destruction of such books, records and files as provided in the preceding sentence, then the Plan Administrator may destroy such books, records and files (unless such records and documents are necessary to fulfill any remaining obligations of the Plan Administrator pursuant to this Agreement).

2.8.          Tax Returns.  The Plan Administrator shall cause any necessary tax returns and all other appropriate or necessary documents related to municipal, State, Federal, or other tax law to be prepared and filed timely on behalf of the Distribution Company and the Reorganized Debtors.

2.9.          Reports.  Unless otherwise ordered by the Bankruptcy Court, the Plan Administrator shall be responsible for preparing, filing and serving (if applicable) all reports required by the Plan, this Agreement or applicable law, including:

(a)           Reports to Creditors’ Committee.  The Plan Administrator shall provide written reports on a monthly basis, or such other information as may be reasonably requested, to the Creditors’ Committee as to budgets, Cash receipts and disbursements, asset sales or other dispositions, Claims reconciliations and Plan distributions.

(b)           Reports to the United States Trustee.  The Plan Administrator shall file and serve on the United States Trustee and the Creditors’ Committee such periodic financial reports as may be required by the United States Trustee until such time as a final decree is entered closing the Chapter 11 Cases or the Chapter 11 Cases are dismissed.

(c)           Status Reports.  The Plan Administrator shall file and serve upon the Creditors’ Committee and the United States Trustee any periodic status report, closing report, application for final decree or other reports or applications in accordance with any postconfirmation order entered in the Chapter 11 Cases pursuant to Rule 3021-1 of the Local Bankruptcy Rules for the Southern District of New York.

2.10.        Fees.  On the Effective Date, and thereafter as may be required, the Plan Administrator shall cause the Reorganized Debtors and the Debtors, as applicable, to pay all fees payable pursuant to Section 1930 of chapter 123 of title 28 of the United States Code through the entry of a final decree closing the applicable Debtors’ and Reorganized Debtors’ cases.

2.11.        No Other Duties.  Other than the obligations of the Plan Administrator enumerated herein under the Plan, the Confirmation Order, and by operation of law, the Plan Administrator shall have no duties or obligations of any kind or nature respecting implementation of the Plan or this Agreement.

ARTICLE III.

POWERS AND RIGHTS OF THE PLAN ADMINISTRATOR

3.1.          General.  The Plan Administrator shall have all powers and rights enumerated below and in the Plan, including those rights and powers enumerated in Section 11.01 of the Plan. The enumeration of the following powers or those listed in Section 11.01 of the Plan shall not be considered in any way to limit or control the power of the Plan Administrator to act as specifically authorized by any other section or provision of this Agreement, the Plan, the Confirmation Order or other Bankruptcy Court order.

3.2.          Resolution of Disputed Claims.  All Disputed Claims shall be resolved by the Plan Administrator in accordance with the Plan and the procedures established by order of the Bankruptcy Court.

3.3.          Employees and Agents.  The Plan Administrator is empowered, subject to the oversight of the Creditors’ Committee: (a) to elect, appoint, engage, retain and employ any Persons as agents, representatives, employees, professionals or independent contractors in one or more capacities as is reasonably necessary to enable the Plan Administrator to implement this Agreement and the Plan; (b) subject to Section 15.05 of the Plan, to pay fees to and to reimburse the expenses of those employees, agents or independent contractors elected, appointed, engaged, retained or employed by the Plan Administrator; (c) to cause the Distribution Company to indemnify the Distribution Company’s agents, professionals and employees from any loss (including reasonable attorneys’ fees) incurred in connection with the execution and implementation of the Plan other than a loss due to the indemnified party’s willful misconduct, gross negligence, recklessness or fraud; (d) to authorize the creation or assumption of employee benefits plans and arrangements for employees of the Distribution Company and cause the Distribution Company to act as sponsor for and pay for any employee benefits under such plans or arrangements; and (e) to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention, or employment of such Persons as are reasonable and appropriate.

3.4.          Insurance.  In addition to the insurance the Plan Administrator is required to obtain pursuant to Section 11.01(c) of the Plan, the Plan Administrator is hereby authorized to obtain all reasonably necessary insurance coverage for itself, its agents, representatives, employees or independent contractors, the Reorganized Debtors and the Distribution Company, including, but not limited to, coverage with respect to (i) any property that is or may in the future become the property of the Distribution Company and (ii) the liabilities, duties, and obligations of the Plan Administrator and its agents, representatives, employees or independent contractors under the Plan and this Agreement.

3.5.          Protection of Assets.  The Plan Administrator is hereby authorized to do and to perform any and all acts necessary or appropriate for the conservation and protection of the assets of the Distribution Company and the Reorganized Debtors, including acts or things necessary or appropriate to maintain assets held pending sale or other disposition or distribution thereof.

3.6.          Authority to Prosecute Actions.  The Plan Administrator shall be empowered, but shall have no obligation, to prosecute, in the name of the Debtors, the Distribution Company, the Reorganized Debtors or the Plan Administrator, or otherwise as applicable, all such actions, including Avoidance Actions, as may be necessary, appropriate or incident to implementing the Plan or this Agreement; provided, however, that notwithstanding anything otherwise to the contrary, the Plan Administrator shall have no rights or obligations with respect to the Designated Litigation, which shall remain the property and responsibility solely of the Contingent Value Vehicle from and after the Effective Date. All recoveries obtained by the Plan Administrator in respect of such prosecutions shall be distributed pursuant to the terms of the Plan.

3.7.          Additional Powers.  The Plan Administrator is hereby authorized, subject to the oversight of the Creditors’ Committee, to do all other acts and things not inconsistent with the provisions of the Plan or this Agreement that the Plan Administrator deems reasonably necessary or desirable with respect to implementing the Plan and this Agreement

ARTICLE IV.

THE PLAN ADMINISTRATOR

4.1.          Resignation, Death or Removal.  The Plan Administrator may resign or be removed as set forth in Section 11.01(b)(ii) of the Plan.

4.2.          Continuity.  Unless otherwise ordered by the Bankruptcy Court, the death, resignation, incompetence or removal of the Plan Administrator shall not operate to terminate or dissolve the Distribution Company or to terminate, dissolve or remove any existing agency created pursuant to the terms of this Agreement or invalidate any action theretofore taken by the Plan Administrator. In the event of the resignation or removal of the Plan Administrator, the Plan Administrator shall promptly execute and deliver such documents, instruments and other writings as may be reasonably requested by the Bankruptcy Court or the successor Plan Administrator.

4.3.          Compensation.  The Plan Administrator shall be entitled to receive the compensation set forth in Schedule A hereto and shall be entitled to reimbursement of reasonable out-of-pocket expenses incurred in connection with performing his duties hereunder. The Plan Administrator shall provide the Creditors’ Committee and its counsel with monthly bills for services performed and expenses to be reimbursed. In the event the Creditors’ Committee or its counsel objects to the compensation or reimbursement being sought within ten (10) Business

Days of service of the monthly bill, the matter shall be presented to the Bankruptcy Court for determination. Upon the request of any party in interest or the Plan Administrator, the Bankruptcy Court after notice and hearing may, on a prospective basis, alter the amount, terms or conditions of the Plan Administrator’s compensation.

4.4.          Standard of Care, Indemnification and Exculpation.  The Plan Administrator shall act for the Distribution Company and the Reorganized Debtors in a fiduciary capacity as applicable to a board of directors, subject to the provisions hereof. The Plan Administrator, his professionals and his employees shall not be personally liable to the Distribution Company or to the holder of any Claim or Interest or to any other Person except for such of his or their own acts as shall constitute willful misconduct, gross negligence, recklessness or fraud. Except for the aforesaid, the Plan Administrator shall be entitled to be exonerated, held harmless and indemnified (and may maintain insurance for the purposes of such indemnification) in accordance with the Plan.

4.5.          Reliance by Plan Administrator.  The Plan Administrator may conclusively rely, and shall be fully protected personally in acting upon, any statement, instrument, opinion, report, notice, request, consent, order or other instrument or document which he believes to be genuine and to have been signed or presented by the proper party or parties. The Plan Administrator may also conclusively rely on information provided to him by agents and employees of the Distribution Company or the Reorganized Debtors as applicable. The Plan Administrator may consult with legal counsel and shall be fully protected from any liability except as set forth in Section 4.4 above in respect of any action taken or suffered by him in accordance with the opinion of legal counsel. The Plan Administrator shall have the right at any time to seek instructions from the Bankruptcy Court concerning the acquisition, management or disposition of the assets of the Reorganized Debtors or the Distribution Company.

4.6.          Reliance by Persons Dealing with the Plan Administrator.  In the absence of actual knowledge to the contrary, any Person dealing with the Distribution Company and the Reorganized Debtors shall be entitled to rely on the authority of the Plan Administrator to act on behalf of the Distribution Company and the Reorganized Debtors, and shall have no obligation to inquire into the existence of such authority.

ARTICLE V.

TERMINATION

5.1.          Subject to further order of the Court, this Agreement shall terminate on the earlier of (i) thirty (30) days after: (a) the final Periodic Distribution Date under the Plan or (b) the date the order granting the final decree closing the last Chapter 11 Case that has not yet been closed becomes a Final Order, whichever is later; and (ii) the date any order dismissing the last Chapter 11 Case that has not yet been closed becomes a Final Order.

ARTICLE VI.

MISCELLANEOUS

6.1.          Notices.  All notices, requests or other communications required or permitted to be made in accordance with this Agreement shall be in writing and shall be mailed by first class mail, or delivered by such other means that might be reasonable and appropriate under the circumstances:

if to the Plan Administrator:

[____________________________]

_________________________________

_________________________________

if to the Distribution Company or the Reorganized Debtors:

_________________________________

_________________________________

_________________________________

Attn: [__________________________________________]

with a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099
Attn: Marc Abrams, Esq.

if to the Creditors’ Committee:

c/o W.R. Huff Asset Management Co., LLC

67 Park Place

Morristown, New Jersey 07960

Attn: Michael J. McGuiness

with a copy to:

Kasowitz Benson Torres & Friedman LLP

1633 Broadway

New York, New York 10019

Attn:   David M.. Friedman, Esq.

6.2.          Change of Address.  Any entity may change the address at which it is to receive notices under this Agreement by furnishing written notice to the parties listed in section 6.1. Such change of address shall be effective ten (10) Business Days after service of such notice.

6.3.          Effectiveness.  This Agreement shall become effective on the Effective Date.

6.4.          Governing Law.  This Agreement shall be governed by, construed under and interpreted in accordance with the laws of the State of New York and, to the extent applicable, the Bankruptcy Code, without giving effect to any contrary result required under applicable conflict or choice of law rules.

6.5.          Headings.  Sections, subheadings and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

6.6.          Amendments.  This Agreement may be amended from time to time by the Plan Administrator with the approval of the Bankruptcy Court after notice to the Creditors’ Committee and the United States Trustee and such hearing (if any) as the Bankruptcy Court may hold.

6.7.          Meaning of Terms.  Except where the context otherwise requires, words importing the masculine gender include the feminine and the neuter, if appropriate, and words importing the singular number include the plural number and vice versa.

6.8.          Conflict.  In the event of a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

6.9.          Jurisdiction.  The Bankruptcy Court shall retain exclusive jurisdiction to hear and determine all conflicts concerning this Agreement and all matters related to the interpretation and implementation of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their authorized representatives effective for all purposes as of the Effective Date.

Plan Administrator

By:
Name:
Title:

Consented and Agreed to:

Adelphia Communications Corporation,
on behalf of the Distribution Company, itself
and the other Reorganized Debtors

By
Name:
Title:

SCHEDULE A

TERMS OF COMPENSATION AND REIMBURSEMENT OF EXPENSES
OF [_____________________], AS PLAN ADMINISTRATOR (THE “PLAN
ADMINISTRATOR”) UNDER THE PLAN ADMINISTRATOR AGREEMENT
(THE “AGREEMENT”) BETWEEN [__________________] AND
THE PLAN ADMINISTRATOR AND EACH OF THE OTHER DEBTORS

1.             COMPENSATION

Beginning at the Effective Date, the Plan Administrator shall be compensated at the rate of $[_____________] [per _____________].

2.             COMPUTATION OF HOURS; RECORDKEEPING

The Plan Administrator shall maintain a record of his time expended in his capacity as Plan Administrator which shall include a brief description for such activities. The record shall be available for inspection and copying by the Creditors’ Committee. Beginning with the calendar quarter ending after the Effective Date, the Plan Administrator shall report to the Creditors’ Committee as to the amount of time so expended during the month and each month thereafter.

3.             REIMBURSEMENT OF EXPENSES

The Plan Administrator shall be entitled to reimbursement for reasonable expenses incurred in performing his duties as the Plan Administrator, and shall submit a report of said expenses with each report under Section 2 above.